--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

April 22, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2002. The net asset values per share at that date were $12.48, $12.20, and $12.20 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $12.62. In addition, a regular quarterly distribution of $0.19 per share was declared for shareholders of record on March 21, 2002 and paid on March 22, 2002 to all four classes of shares.

INVESTMENT REVIEW

    For the three months ended March 31, 2002, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 8.4% for Class A shares. Class B and Class C shares both returned 8.2% for the quarter. Class I shares returned 8.5%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index*, which returned 8.3%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    REIT performance, in general, continued to excel in the first quarter, with the averages reaching new highs and substantially outdistancing all of the major stock market indexes. Every REIT property sector advanced in the first quarter, with the best performance being turned in by the Hotel sector, which was up 26.2%, as investors anticipated a strong rebound in this most economically sensitive sector. The Regional Mall sector (+11.9%) performed well for similar reasons, and because of its consistent earnings growth during the recent period of economic weakness. The weakest sectors in the quarter were Apartment (+4.4%), which began the year at a very high relative valuation, and Office (+5.2%), whose fundamentals are not generally expected to respond as quickly to renewed economic growth.

    More than ever, it appears that investors have begun to accept REITs as an asset class. Already this year, flows into real estate mutual funds have reached a five-year high. REIT equity issuance was about $2.5 billion in the first quarter, up from $356 million in first quarter 2001. REIT bond issuance, however, at $2.0 billion, was down 47% from last year's $3.8 billion. Some observers compare recent trends to those of the mid-1990's REIT bull market. We, however, believe today's environment is completely different. That previous bull market was the result of a unique cyclical growth opportunity: REITs were able to acquire property from distressed owners at attractive prices and to finance those acquisitions at favorable terms. Today, by contrast, despite ready access to debt and equity capital, REITs have found opportunities to grow via acquisitions scarce, as real estate, having been redistributed in the previous cycle, is generally held in very strong hands. In addition, because of the economic slowdown and the decline in the demand for space, there are very few new development opportunities that make economic sense.

    In our opinion, the recent change in investor sentiment toward REITs is the result of the steady performance of property investments during the economic slowdown, and the ability of REITs to maintain earnings and dividend growth in more challenging times. The performance of REITs is in marked contrast to the decline in overall stock market values over the past two years and to the record decline in corporate profits registered in 2001. Indeed, the past several years have clearly demonstrated the portfolio diversification benefits of REITs.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    In addition, there appears to be a renewed focus on income as a primary source of investment return. As investors have reduced their long-term return expectations for many major asset classes, the attractiveness of REIT dividends has never been greater. At the beginning of the year, the current yield of REITs (7.4%) far exceeded that offered by all other equities and was higher than many fixed-income investments. Unlike fixed-income investments, however, REITs offer the possibility of growth -- and, as the following table demonstrates, REIT dividend growth over the past three years has been substantial. Nearly every one of the 50 largest REITs (which in total represent about 75% of the market capitalization of the REIT universe) increased its dividend per share over the past two years. Excluding Hotel REITs, which were the casualties of last year's unusual decline in travel, the REIT dividend record is nearly perfect, with only one company reducing its dividend in each of the past two years. Further, thus far in 2002, 20 companies, or 40% of this group, have already increased their dividend payouts. Considering that the past two years were weak for real estate fundamentals, one can only imagine the dividend growth potential of REITs in the economic and real estate upturns that we envision for late-2002 and beyond.

                          Dividend Growth per Share

--------------------------------------------------------------------------------
                                         1999      2000      2001
--------------------------------------------------------------------------------
50 Largest REITs
Weighted-Average Growth                   6.3%      6.4%      7.0%
# of Companies Increasing Dividends        46        44        44
# of Companies Reducing Dividends           0         1         3

50 Largest REITs -- ex Hotels
Weighted-Average Growth                   6.6%      6.1%     10.9%
# of Companies Increasing Dividends        48        46        46
# of Companies Reducing Dividends           0         1         1

--------------------------------------------------------------------------------

    In a partial reversal of last year's experience, the performance gap between the higher-yielding, smaller-cap companies and the lower-yielding, larger-cap companies has begun to close. While all sectors produced strong positive returns in the quarter, it appears that the faster-growing companies have begun to outperform the higher-yielding companies. This is logical, considering that interest rates, whose low levels caused investors to flock to the higher-yielding companies last year, have begun to rise in 2002. Further, it appears that the more recession-resistant sectors have begun to underperform, possibly the result of investors believing that the recession may be over. For example, community center owners returned 6.4% in the quarter, versus 11.4% for the mall owners. The largest companies have yet to uniformly become market-performance leaders; however, we believe that as the economic and real estate recoveries progress, leadership by the larger companies should resume.

INVESTMENT OUTLOOK

    It may seem ironic that the strong performance of REITs has coincided with evidence that real estate fundamentals continue to deteriorate. Vacancy rates for every property type are expected to rise for much of this year, as the delivery of new space is greater than the demand for space. Furthermore, some observers have

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                                       2





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

suggested that in some regions the Office sector may not begin to recover until 2004. As a result, many analysts have reduced their earnings growth estimates for both 2002 and 2003. Rising interest rates might well reverse the trends of the past year, whereby REITs had access to low-cost debt capital and investors were attracted to the group's above-average dividend yields. Compounding this situation is the fact that, as a result of their outstanding performance, the share prices of many REITs are believed by some to now exceed their underlying asset values. In fact, some analysts' most optimistic return expectations for 2002 have been met in just the first quarter; as a result, these analysts are now recommending the sale of REIT stocks.

    It is also ironic that REITs, which have proven themselves to be star performers during and after economic slowdowns, are expected by many to underperform during economic recoveries. The argument is that in a rebounding economy better relative growth can be found in industrial and technology companies. In contrast, we believe that investors look further out. In our opinion, the market is looking for signs of renewed economic growth and improved property fundamentals beyond the immediate future. Indeed, there are some very substantial signs that the economy may be entering a phase of very strong growth. In addition, the economic slowdown has also led to a slowdown in construction. Thus, while it may take time for some property markets to return to a better supply/demand balance, the process of getting there is already underway. We fully expect that earnings growth will accelerate once absorption turns positive.

    Perhaps the most important issue to reconcile regards valuation. While many believe that REIT share prices are higher than their net asset values (NAVs) by about 5%-10%, there is no other measure that even suggests that REITs are overvalued. REIT stocks, trading on average at less than 10x this year's expected earnings, are near the bottom of their historical multiple range. Compared to other financial-market instruments, REITs continue to look extremely cheap. Indeed, the S&P 500 Index, trading at 23x earnings, is at the upper end of its historical range, while the NASDAQ multiple is simply stratospheric. Even with the recent rise in interest rates, the cost of borrowing remains near a record low. Furthermore, the gap in yields between REITs and Treasuries is still at the upper end of its historical range. And, although REIT dividend yields are in the middle of their long-term range, their payout ratios are at an all-time low.

    Additionally, the gap between interest rates and the widely accepted real estate capitalization rates (real estate income as a percentage of asset value) is the widest it has been in over 30 years, at about 4.5 percentage points. If cap rates were to decline by as little as 50 basis points, NAVs would rise by about 12%, turning today's perceived NAV premium into a discount.

    The only way we can reconcile the NAV measure with all of the other valuation measures is to conclude that many analysts' calculations of real estate values are not realistic. Most assets, particularly real estate, must be valued based on current and future income in relation to the cost of capital. Assuming that we are entering a period of economic recovery that leads to rising occupancies, rental rates, and net income, property values should be expected to rise over the next several years. In addition, investors are likely to put a premium on the ability of REITs to generate income that grows consistently, with low volatility. Indeed, as venture capital, private equity, and technology investments have failed to produce adequate risk-adjusted returns, we believe core property investments are likely to become a mainstay in many diversified portfolios.

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                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

    As real estate returns to favor, we expect that REITs will be the investment choice for many. We believe that the modern REIT era is entering its second wave of growth, having come through the first by delivering superior returns, professional management, quality property portfolios, and a high degree of investor liquidity. While we cannot ignore the fact that REIT share prices have come a long way over the past two years, we believe that the long-term outlook for this sector remains extremely bright.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

--------------------------------------------------------------------------------
         Cohen & Steers is online at WWW.COHENANDSTEERS.COM

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM
--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                                       4







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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
EQUITIES                                    95.46%
  COMMON STOCK                              87.07%
    APARTMENT/RESIDENTIAL                   16.98%
         Apartment Investment & Management
           Co. -- Class A..........................       245,600   $ 11,879,672       6.78%
         Archstone-Smith Trust.....................       435,600     11,669,724       6.35
         Camden Property Trust.....................       164,800      6,446,976       6.49
         Gables Residential Trust..................       374,300     11,622,015       7.76
         Home Properties of New York...............       223,100      7,685,795       6.97
         Post Properties...........................        65,300      2,194,080       9.29
         Summit Properties.........................       311,100      7,621,950       7.76
         United Dominion Realty Trust..............       654,200     10,362,528       7.01
                                                                    ------------
                                                                      69,482,740
                                                                    ------------
    DIVERSIFIED                              2.01%
         Colonial Properties Trust.................       238,400      8,212,880       7.66
                                                                    ------------
    HEALTH CARE                              6.02%
         Health Care Property Investors............       147,100      5,964,905       7.89
         Healthcare Realty Trust...................        91,000      2,762,760       7.77
         Health Care REIT..........................       100,400      2,803,168       8.38
         Nationwide Health Properties..............       205,200      4,134,780       9.13
         Ventas....................................       710,200      8,984,030       7.51
                                                                    ------------
                                                                      24,649,643
                                                                    ------------
    INDUSTRIAL                               5.18%
         AMB Property Corp. .......................       106,400      2,926,000       5.96
         First Industrial Realty Trust.............       228,500      7,826,125       7.94
         ProLogis Trust............................       448,500     10,472,475       6.08
                                                                    ------------
                                                                      21,224,600
                                                                    ------------
    MANUFACTURED HOME                        0.74%
         Chateau Communities.......................       104,900      3,013,777       7.66
                                                                    ------------

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                                       5





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
    OFFICE                                  32.01%
         Arden Realty..............................       501,400   $ 14,239,760       7.11%
         Boston Properties.........................       144,200      5,688,690       5.88
         Brandywine Realty Trust...................       512,900     12,258,310       7.36
         CarrAmerica Realty Corp. .................       368,700     11,580,867       6.37
         Crescent Real Estate Equities Co. ........       480,900      9,329,460       7.73
         Equity Office Properties Trust............       892,700     26,772,073       6.67
         Highwoods Properties......................       324,100      9,103,969       8.33
         Mack-Cali Realty Corp. ...................       471,500     16,351,620       7.15
         Prentiss Properties Trust.................       572,200     16,891,344       7.25
         Vornado Realty Trust......................       198,900      8,783,424       5.98
                                                                    ------------
                                                                     130,999,517
                                                                    ------------
    OFFICE/INDUSTRIAL                        7.41%
         Kilroy Realty Corp. ......................       284,300      8,020,103       7.02
         Liberty Property Trust....................       437,500     14,109,375       7.32
         Reckson Associates Realty
           Corp. -- Class B........................       318,100      8,194,256      10.09
                                                                    ------------
                                                                      30,323,734
                                                                    ------------
    SHOPPING CENTER                         16.72%
      COMMUNITY CENTER                       3.28%
         Developers Diversified Realty Corp. ......       434,800      9,130,800       7.24
         Federal Realty Investment Trust...........        37,900        972,893       7.48
         Regency Centers Corp. ....................       114,700      3,328,594       7.03
                                                                    ------------
                                                                      13,432,287
                                                                    ------------
      OUTLET CENTER                          0.87%
         Chelsea Property Group....................        65,600      3,545,024       6.00
                                                                    ------------
      REGIONAL MALL                         12.57%
         CBL & Associates Properties...............        81,900      2,895,165       6.28
         General Growth Properties.................       178,100      7,872,020       5.88
         JP Realty.................................       359,300      9,611,275       7.63
         Macerich Co. .............................       349,600     10,540,440       7.30
         Simon Property Group......................       356,700     11,639,121       6.44
         Taubman Centers...........................       589,800      8,882,388       6.77
                                                                    ------------
                                                                      51,440,409
                                                                    ------------
         TOTAL SHOPPING CENTER.....................                   68,417,720
                                                                    ------------
           TOTAL COMMON STOCK (Identified
             cost -- $313,259,212).................                  356,324,611
                                                                    ------------

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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
  PREFERRED STOCK                            8.39%
      Alexandria Real Estate Equities, 9.10%,
         Series B..................................        42,500   $  1,098,200       8.82%
      Apartment Investment & Management Co., 9.00%,
         Series C..................................        97,300      2,403,310       9.11
      Apartment Investment & Management Co.,
         9.375%, Series G..........................        73,300      1,869,150       9.18
      Apartment Investment & Management Co.,
         10.10%, Series Q..........................        53,000      1,367,400       9.81
      Apartment Investment & Management Co.,
         10.00%, Series R..........................       116,600      3,002,450       9.71
      CarrAmerica Realty Corp., 8.57%, Series B....        54,000      1,344,600       8.59
      Colonial Properties Trust, 8.75%, Series A...        78,700      1,967,500       8.76
      Crown American Realty Trust, 11.00%, Series
         A.........................................         9,800        529,200      10.19
      Developers Diversified Realty Corp, 9.50%,
         Series A..................................        40,000      1,006,800       9.46
     #Developers Diversified Realty Corp, 8.60%,
         Series F..................................        12,300        299,505       8.83
     #Duke Realty Corp., 7.99%, Series B...........        32,500      1,535,625       8.47
      FelCor Lodging Trust, $1.95, Series A
         (Convertible).............................        49,100      1,082,655       8.84
      FelCor Lodging Trust, 9.00%, Series B........        18,000        444,240       9.12
      First Industrial Realty Trust, 8.75%, Series
         B.........................................        28,700        717,500       8.76
      Health Care Property Investors, 8.70%, Series
         B.........................................        10,000        249,500       8.74
      Healthcare Realty Trust, 8.875%, Series A....        28,000        705,600       8.81
      Healthcare REIT, 8.875%, Series B............        17,500        441,000       8.81
     #Highwoods Properties, 8.625%, Series A.......         4,400      4,160,200       9.12
      Innkeepers USA Trust, 8.625%, Series A.......        64,700      1,575,445       8.87
      Liberty Property Trust, 8.80%, Series A......        25,700        656,892       8.61
      Mid America Apartment Communities, 8.875%,
         Series B..................................        18,300        453,840       8.95
      Mid America Apartment Communities, 9.375%,
         Series C..................................        10,700        268,784       9.32
     #Nationwide Health Properties, 7.677%, Series
         P.........................................        50,000      3,762,500      10.21
      PS Business Parks, 8.75%, Series F...........        65,800      1,619,338       8.90
      Taubman Centers, 8.30%, Series A.............        76,700      1,764,100       9.04
                                                                    ------------
           TOTAL PREFERRED STOCK (Identified
             cost -- $31,809,049)..................                   34,325,334
                                                                    ------------
           TOTAL EQUITIES (Identified
             cost -- $345,068,261).................                  390,649,945
                                                                    ------------

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                                       7

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                       PRINCIPAL
                                                        AMOUNT         VALUE
                                                      -----------   ------------
COMMERCIAL PAPER                              3.75%
      Union Bank of Switzerland Financial,
         1.60%, due 4/01/02 (Identified
         cost -- $15,336,000)..............           $15,336,000   $ 15,336,000
                                                                    ------------
TOTAL INVESTMENTS (Identified
  cost -- $364,404,261) ...................  99.21%                  405,985,945
OTHER ASSETS IN EXCESS OF LIABILITIES .....   0.79%                    3,250,171
                                            ------                  ------------
NET ASSETS ................................ 100.00%                 $409,236,116
                                            ------                  ------------
                                            ------                  ------------

-------------------
* Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

# Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

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                                       8

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $115,104,641
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     9,223,617
                                                              ------------
    Net asset value and redemption price per share'D'.......  $      12.48
                                                              ------------
                                                              ------------
    Maximum offering price per share
       ($12.48 [div]  0.955)'D'D'...........................  $      13.07
                                                              ------------
                                                              ------------

CLASS B SHARES:
    NET ASSETS..............................................  $109,430,523
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     8,969,617
                                                              ------------
    Net asset value and offering price per share'D'.........  $      12.20
                                                              ------------
                                                              ------------

CLASS C SHARES:
    NET ASSETS..............................................  $162,323,931
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    13,304,846
                                                              ------------
    Net asset value and offering price per share'D'.........  $      12.20
                                                              ------------
                                                              ------------

CLASS I SHARES:
    NET ASSETS..............................................  $ 22,377,021
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     1,773,452
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      12.62
                                                              ------------
                                                              ------------

-------------------
 'D' Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

'D'D' On investments of $100,000 or more, the offering price is reduced.

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                                       9

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2002 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                     NET ASSETS                                        PER SHARE
                              --------------------------------------------------------   -------------------------------------
                                CLASS A        CLASS B        CLASS C        CLASS I     CLASS A   CLASS B   CLASS C   CLASS I
                              ------------   ------------   ------------   -----------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period:
  12/31/01................... $ 93,284,873   $ 85,159,127   $115,370,388   $19,243,650   $11.69    $11.45    $11.45    $11.81
                              ------------   ------------   ------------   -----------   ------    ------    ------    ------
  Net investment income...... $  1,460,875   $  1,219,473   $  1,770,119   $   308,885   $ 0.16    $ 0.14    $ 0.14    $ 0.18
  Net realized and unrealized
    gain on investments......    7,140,695      6,717,164      9,763,162     1,424,643     0.82      0.80      0.80      0.82
  Distributions from net
    investment income........   (1,710,964)    (1,667,215)    (2,469,486)     (332,624)   (0.19)    (0.19)    (0.19)    (0.19)
                                                                                         ------    ------    ------    ------
  Capital stock transactions:
    Sold.....................   21,819,677     19,563,019     39,831,186     1,526,583
    Distributions reinvested.      780,296        165,777        270,829       232,928
    Redeemed.................   (7,670,811)    (1,726,822)    (2,212,267)      (27,044)
                              ------------   ------------   ------------   -----------
Net increase in net asset
  value...................... $ 21,819,768   $ 24,271,396   $ 46,953,543   $ 3,133,371   $ 0.79    $ 0.75    $ 0.75    $ 0.81
                              ------------   ------------   ------------   -----------   ------    ------    ------    ------
End of period: 3/31/2002..... $115,104,641   $109,430,523   $162,323,931   $22,377,021   $12.48    $12.20    $12.20    $12.62
                              ------------   ------------   ------------   -----------   ------    ------    ------    ------
                              ------------   ------------   ------------   -----------   ------    ------    ------    ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED MARCH 31, 2002) (UNAUDITED)

                ONE YEAR                                    SINCE INCEPTION (9/2/97)
----------------------------------------            ----------------------------------------
 INCLUDING                   EXCLUDING               INCLUDING                   EXCLUDING
SALES CHARGE                SALES CHARGE            SALES CHARGE                SALES CHARGE
------------                ------------            ------------                ------------
  15.83%                       21.29%                  8.01%                       9.10%

Returns on the Fund's other share classes will vary because of differing expense ratios and sales charges.

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                                       10







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--------------------------------------------------------------------------------
                   COHEN & STEERS EQUITY INCOME FUND, INC.

              MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


             FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

              FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
        1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

 THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard J. Norman
Director

Willard H. Smith Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
               Class I - CSDIX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       12

                                COHEN & STEERS
                              EQUITY INCOME FUND

                               QUARTERLY REPORT
                                MARCH 31, 2002


COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                            STATEMENT OF DIFFERENCES
                           -------------------------

The dagger symbol shall be expressed as...........................     'D'